DSS AMERICAFIRST INCOME FUND Class A: AFPAX Class U: AFPUX Class I: AFPIX SUMMARY PROSPECTUS November 1, 2024

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at https://americafirst.fund/regulatory-documents.  You can also get this information at no cost by calling 1-877-217-8501, emailing info@americafirst.fund or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus dated November 1, 2024, and statement of additional information, dated November 1, 2024, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, email address or phone number noted above.

Investment Objective:  The Fund seeks a high rate of current income with less volatility than common stocks as measured by the standard deviation.  The Fund seeks total return as a secondary investment objective.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund.  You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.  You may qualify for sales charge discounts on purchases of Class A and Class U shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund.  More information about these and other discounts is available from your financial professional and in the section entitled How to Buy Shares on page 28 of the Fund’s Prospectus and in Purchase and Redemption of Shares on page 37 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class U	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.00%	2.00%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	1.00%	1.00%	None
Redemption Fee (as a % of amount redeemed, if sold within 90 days)	1.00%	1.00%	1.00%
Wire Transfer Fee	$15	$15	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees (1)	0.25%	1.00%	0.00%
Other Expenses	1.44%	1.40%	1.43%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses (2)	2.97%	3.68%	2.71%
Fee Waiver (3)	(0.35)%	(0.56)%	(0.21)%
Total Annual Fund Operating Expenses After Fee Waiver	2.62%	3.12%	2.50%

(1)

Presented at maximum amount.

(2)

The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies (i.e. acquired fund fees and expenses).

(3)

The Advisor and the Trust have entered into an expense limitation agreement whereby the Advisor has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses (exclusive of any (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; (vi) legal fees; (vii) specialized pricing services, (viii) proxy costs not borne by the Advisor or another party, (ix) unusual or unanticipated audit costs, (x) change in service provider transition expenses, and (xi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor))) in order to limit annual fund operating expenses to 2.20%, 2.70% and 2.08% for Class A, Class U and Class I, respectively.  These expense limitations will remain in effect until at least through October 31, 2025.  During its first year, this agreement may be terminated only by the Fund’s Board of Trustees on written notice to the Advisor.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the date fees have been waived or reimbursed).  The Fund may only make a recoupment payment to the Advisor if such payment does not cause the Fund’s expense ratio (after the recoupment payment is taken into account) to exceed the lesser of (i) the expense limit at the time of the waiver and reimbursement, and (ii) the Fund’s then-current expense limit.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$655	$1,250	$1,870	$3,534
Class U	$509	$1,253	$2,018	$4,019
Class I	$253	$821	$1,416	$3,026

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 155.61% of the average value of the portfolio.

Principal Investment Strategies:

The Fund seeks to provide investors with a stream of income through dividends and interest; and total return through capital appreciation, together, with lower volatility than the overall stock market.  To achieve this goal, the Fund’s Advisor employs a comprehensive approach incorporating screening, macroeconomic analysis, fundamental analysis and technical analysis.  Securities that the Fund invests in may include (but are not limited to) stocks, preferred stocks, master limited partnerships (“MLPs”), convertible preferred stock, convertible bonds, real estate investment trusts (“REITs”), and bonds (including high-yield securities, commonly called “junk bonds”).  The Fund may hold significantly higher than normal short-term cash positions during rebalancing or when market conditions warrant.  The Fund invests without restriction as to issuer capitalization, maturity, credit quality or whether the security is foreign or domestic.  Foreign bonds may include both domestic and sovereign bonds.  Additionally, the Fund may invest in the shares of investment companies that are exchange-traded funds (“ETFs”) that invest in securities that are consistent with the Fund’s investment objective and policies.  These ETFs include those with inverse market exposure and leveraged ETFs.  Inverse ETFs are designed to produce results opposite to market direction, which may serve to hedge portfolio investments.  Inverse ETFs seek daily investment results, before fees and expenses, which correspond to the inverse (opposite) of the daily performance of a specific benchmark, such as the S&P 500 Index.  The Advisor does not rebalance inverse ETFs positions daily to adjust for daily changes in the reference index. Leveraged ETFs seek to use financial derivatives and debt to amplify the returns of an underlying index.

The Fund’s distribution policy is to make twelve monthly distributions to shareholders.  The level of monthly distributions (including any return of capital) is not fixed but is expected to represent an annual rate of approximately 9% of the Fund’s then current net asset value per share.  This distribution policy is subject to change.  Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. All or a portion of a distribution may consist of a return of capital, which would be a return of original shareholder investments in the Fund and not an income or capital gains distribution.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.  The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund.

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Stock Market Risk.  Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.  Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as the global pandemic coronavirus disease 2019 (COVID-19)); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity.  Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.

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Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

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Small and Medium (Mid) Capitalization Stock Risk.  The earnings and prospects of small and mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.  In addition, stocks of small and mid-capitalization companies generally are less liquid than those of larger companies.  This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

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Management Risk.  The Advisor’s reliance on the portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgments will produce the desired results.

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MLP Risk.  Investments in MLPs involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, cash flow risks, dilution risks and risks related to the general partner’s limited call right.  MLPs are generally considered interest-rate sensitive investments.  During periods of interest rate volatility, these investments may not provide attractive returns.  Many MLPs are focused on energy-related business and are subject to energy sector risks, such as decline in the price of petroleum.

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Preferred Stock Risk.  The value of preferred stocks will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of preferred stock.  Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.  Preferred stock prices tend to move more slowly upwards than common stock prices.

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Real Estate Risk.  Because of its investment in REITs, the Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate.

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Distribution Policy Risk.  The Fund’s distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

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Credit Risk.  There is a risk that issuers will not make payments on securities held by the Fund, resulting in losses to the Fund.

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ETF Risk.  When the Fund invests in another investment company, including an ETF, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company.  Therefore, the Fund will incur higher indirect expenses.  In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds).  The Fund has no control over the investments and related risks taken by the underlying funds in which it invests.  Additionally, investments in ETFs are also subject to the following risks:  (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.

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Financial Sector Risk. Performance of companies in the financial sector may be adversely impacted by higher borrower default rates, changes in interest rates, leverage, and increased government regulation.

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Fixed Income Risk.  When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates.  Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

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Foreign and Currency Exposure Risk.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.  The value of non-dollar denominated foreign securities is also affected by the value of the local currency relative to the U.S. dollar.  Foreign exchange rates may be volatile.

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Junk Bond Risk.  Lower-quality bonds, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default and are considered speculative.  An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds.  If they become illiquid, the market price for these bonds could decrease and reduce the Fund's share price.

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Interest Rate Risk.  Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates.  Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities.

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Inverse ETF Risk.  Inverse or “short” ETFs seek to deliver returns that are opposite of the return of a benchmark (e.g., if the benchmark goes up by 1%, the ETF will go down by 1%), typically using a combination of derivative strategies.  Inverse ETFs contain all of the risks that regular ETFs present.  Because inverse ETFs typically seek to obtain their objective on a daily basis, holding inverse ETFs for longer than a day may produce unexpected results particularly when the benchmark index experiences large ups and downs.  Unexpected results include an Inverse ETF failing to rise in price despite a drop in the reference index.  Inverse ETFs may also be leveraged.  Inverse ETFs contain all of the risks that regular ETFs present.

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Leveraged ETF Risk. Investing in leveraged ETFs will amplify the Fund’s gains and losses.  Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

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Technology Sector Risk.  Technology companies face intense competition and may face obsolescence due to rapid technological developments.  Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

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Tracking Risk.  Investment in the Fund should be made with the understanding that the acquired funds, such as ETFs, in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.

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Turnover Risk.  Because the Fund will rebalance its holdings, the Fund may have portfolio turnover rates significantly in excess of 100%.  Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Performance:  The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund.  The bar chart shows performance of the Fund’s Class A shares for the last ten full calendar years.  The sales charge is not reflected in the bar chart, and if it were, returns would be less than those shown.  The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based market index and supplemental indexes.  You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  Updated performance information is available at no cost by calling 1-877-217-8501.

Performance Bar Chart For Calendar Years Ended December 31

Best Quarter:	Dec-20	13.64%
Worst Quarter:	Mar-20	-21.07%

The year-to-date return as of the most recent calendar quarter which ended September 30, 2024, was 11.56%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2023)

Class A Shares	One Year	Five Years	Ten Years
Return before taxes	1.54%	1.64%	-0.29%
Return after taxes on distributions	-2.47%	-1.80%	-3.36%
Return after taxes on distributions and sale of Fund shares	0.80%	-0.21%	-1.48%
Class I Shares
Return before taxes	6.57%	3.23%	0.90%
Class U Shares
Return before taxes	3.07%	1.55%	-0.59%
S&P 500® Total Return Index (1) (reflects no deduction for fees, expenses or taxes)	26.29%	15.70%	12.03%
Bloomberg US Aggregate Bond Index (2) (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
Lipper Flexible Portfolio Funds Index (3) (reflects no deduction for taxes)	13.31%	8.63%	5.97%

(1)

The Fund has adopted the S&P 500® Total Return Index as its primary broad-based securities market index because Fund management believes it aligns more closely with the asset composition of the Fund and to comply with recent regulatory changes.  The S&P 500® Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends.

(2)

The Bloomberg US Aggregate Bond Index is an unmanaged index comprised of U.S. Investment grade bond market securities, including government, government agency, corporate and mortgage-backed securities and includes the reinvestment of interest.

(3)

The Fund’s prior primary broad-based securities market index was the Lipper Flexible Portfolio Funds Index, which is composed of funds that allocate investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return.

After-tax returns are estimated and were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for only one Class and after-tax returns for other Classes will vary.

Advisor:  AmericaFirst Wealth Management, Inc. is the Fund’s investment advisor.

Portfolio Manager:  Daniel Lew, CFA®, Portfolio Manager of the Advisor, serves as the Fund’s Portfolio Manager.  He has served the Fund in this capacity since May 2023 and is primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares:  For Class A and Class U shares, the minimum initial investment in the Fund is $1,000 for a regular account, $1,000 for an IRA account, or $100 for an automatic investment plan account.  For Class I shares, the minimum initial investment is $1,000,000.  The minimum subsequent investment in the Funds is $50.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemptions requests may be made in writing, by telephone or through a financial intermediary and will be paid by check of wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through an individual retirement account or a tax-exempt plan.  If you are investing in a tax-free plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.